Fees Summary	Jun. 17, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 40,250,000.00
Previously Paid Amount	3,190.11
Total Fee Amount	5,558.53
Total Offset Amount	0.00
Net Fee	$ 2,368.42